UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 18, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                   000-07258                  23-1721355
        ------------                   ---------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

      450 WINKS LANE, BENSALEM, PA                                 19020
      ----------------------------                                 -----
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry Into a Material Definitive Agreement.

On December 1, 1998, Catherines, Inc., a wholly-owned indirect subsidiary of Charming Shoppes, Inc., entered into a Merchant Services Agreement with Hurley State Bank, now Citibank USA, N.A. (the "Bank") to provide an accounts receivable proprietary credit card program for our Catherines brand (as subsequently amended, the "Agreement"). Under the Agreement, the Bank reimbursed us daily for sales generated by the Catherines credit card accounts. A copy of the Agreement is attached as Exhibit 1 to Catherines Stores Corp. (SEC File No. 000-19372) Report on Form 10-Q for the quarter ended May 1, 1999. Additional information regarding this agreement is included in "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Part II, Item 8. Financial Statements and Supplementary Data; Notes to Consolidated Financial Statements; Note 16. Asset Securitization" of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004.

On January 28, 2004, Catherines, Inc. exercised its rights under the Agreement to terminate the Agreement and purchase the Catherines retail store credit card accounts upon termination, subject to negotiation of a definitive purchase agreement. On March 17, 2005, Spirit of America National Bank, a wholly-owned indirect subsidiary of Charming Shoppes, Inc., Catherines, Inc. and the Bank entered into a Purchase Agreement (dated as of March 14, 2005) whereby Catherines, Inc. assigned its right to purchase the Catherines credit card accounts to Spirit of America National Bank, and the Bank agreed to sell (and Spirit of America National Bank agreed to purchase) the Catherines credit card accounts. Under the Purchase Agreement, the purchase price is a sum equal to the credit card balances on the credit card accounts at the closing date (subject to reductions for certain re-aged and hardship accounts). The Purchase Agreement contains usual and customary representations, warranties and indemnification provisions.

Closing under the Purchase Agreement occurred on March 18, 2005, at which time Spirit of America National Bank purchased from the Bank approximately 1,800,000 Catherines credit card accounts for approximately $57,000,000 in accordance with the terms of the Purchase Agreement. Approximately $30,000,000 of the purchase price was funded from a pre-funding account established for this purpose in connection with the issuance of Series 2004-1 asset backed certificates under our asset securitization program. Additional information regarding these certificates is included in "Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations; Liquidity and Capital Resources; Off-Balance-Sheet Financing" of our Report on Form10-Q for the quarter ended October 30, 2004. The balance of the purchase price was obtained from funds available to Spirit of America National Bank through collections on existing securitization receivables. As of March 21, 2005, the credit card accounts have been transferred and converted to Spirit of America National Bank's processing system.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.


Exhibit No       Description

   99 Purchase Agreement dated as of March 14, 2005 between Citibank USA, N.A., Spirit of America National Bank and Catherines, Inc.










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHARMING SHOPPES, INC.
                                              ----------------------
                                                  (Registrant)

Date: March 21, 2005                            /S/ERIC M. SPECTER
                                              ---------------------
                                                 Eric M. Specter
                                             Executive Vice President
                                             Chief Financial Officer










































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                                  EXHIBIT INDEX



Exhibit No       Description

   99 Purchase Agreement dated as of March 14, 2005 between Citibank USA, N.A., Spirit of America National Bank and Catherines, Inc.